UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2024

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 McKinney Avenue Suite 1250 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(214) 979-6100

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company” or “CBRE”), in connection with the matters described herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 5, 2024, the Company announced that it had implemented changes to certain executive leadership responsibilities. Chief Operating Officer Vikram Kohli will assume direct oversight of the Company’s two real estate services business segments – Advisory Services and Global Workplace Solutions. The senior executives responsible for leading these businesses will report to Mr. Kohli. To bring greater focus and impact to his efforts, John E. Durburg, who most recently served as CEO, Advisory Services, will now exclusively lead the U.S. and Canada Advisory business. Chandra Dhandapani, who served as CEO, GWS until April 4, 2024, will transition her responsibilities and then leave CBRE on September 8, 2024. Because Ms. Dhandapani’s separation from the Company is a Qualifying Termination by the Company (as defined in the Company’s Change in Control and Severance Plan for Senior Management), Ms. Dhandapani will receive payments and benefits afforded to senior executives under such severance plan following her separation date, as described under the heading “Executive Compensation—Employment Agreements” in the Company’s Proxy Statement on Schedule 14A filed on April 4, 2023.

Item 7.01

On April 5, 2024, the Company issued a press release announcing the foregoing changes to executive leadership responsibilities. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Separation Agreement, dated as of April 4, 2024, by and between CBRE, Inc. and Chandra Dhandapani

99.1	Press release regarding changes executive leadership responsibilities

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2024	CBRE GROUP, INC.

	By:	/s/ Emma E. Giamartino
Emma E. Giamartino Chief Financial Officer